SCUDDER
                                                                     INVESTMENTS

Scudder Global Fund

Supplement to the currently effective prospectuses

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Effective July 18, 2003, the following information replaces the disclosure in
"The portfolio managers" section of the prospectus for Scudder Global Fund only.

The following people handle the day-to-day management of the fund:

  William Holzer                            Nick Bratt
  Managing Director of Deutsche Asset       Managing Director of Deutsche Asset
  Management and Co-Manager of the fund.    Management and Co-Manager of the
   o Joined Deutsche Asset Management in    fund.
     1980 and the fund in 1986.              o Joined Deutsche Asset Management
   o Over 24 years of experience in            in 1973 and the fund in 1993.
     global investing.                       o Head of Global Equity products:
   o MBA, New York University.                 New York
                                             o Over 26 years of experience in
  Steve M. Wreford                             international investing.
  Director of Deutsche Asset
  Management and Co-Manager of the fund.
   o Joined Deutsche Asset Management in
     2000 and the fund in 2002.
   o Responsible for European
     Telecommunications Research.
   o Prior to that, served as equity
     analyst responsible for European
     telecommunication research, after
     five years of experience as
     telecommunication and technology
     equity analyst for CCF
     International, New York; CCF
     Charterhouse, London; and as
     management consultant in
     telecommunications for KPMG, UK.
   o Qualified Chartered Accountant, UK
     (US CPA equivalent).



               Please Retain This Supplement for Future Reference


July 18, 2003
SGINTF1-3601
PS68/07-2A-07